Exhibit 4.1

NUMBER ORYON TECHNOLOGIES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA COMMON STOCK SHARES This certifies that is the owner of specimen SEE REVERSE FOR CERTAIN DEFINITIONS FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0,001 PAR VALUE, OF ORYON TECHNOLOGIES, INC. (hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. DATE: PRESIDENT TRANSFER AGENT-AUTHORIZED SIGNATURE SECRETARY corporate seal nevada ORYON TECHNOLOGIES, INC. Countersigned: SECURITIES TRANSFER CORPORATION P.O. Box 701629 Dallas, Tx. 75370

ORYON TECHNOLOGIES, INC. TRANSFER FEE $30.00 PER NEW CERTIFICATE ISSUED A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were writtenout in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian TEN ENT - as tenants by the entireties (Cust) (Minor) wJT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship Act and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. Please insert Social Security or other identifying number of assignee Please insert Social Security or other identifying number of assignee Please print or typewrite name and address including postal zip code of assignee Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated ,20 Signature: X X Signature Guarantee: THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S E C RULE 17AD-15 Signature(s) guaranteed by: X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever. for value received hereby sell assign and transfer undo there of the common stock represented by the within certificates and do hereby innovably constitute and appoint